N e w s R e l e a s e QUICKSILVER RESOURCES INC. 801 Cherry Street Fort Worth, TX 76102 www.qrinc.com

Quicksilver Updates Status of Financial Reporting and Releases Preliminary Full year 2011 Financial Data

FORT WORTH, TEXAS (March 15, 2012) – Quicksilver Resources Inc. (NYSE:  KWK) announced today that due to the ongoing efforts to complete the 2011 integrated control and financial statement audit, the filing of Form 10-K for the year ended December 31, 2011 will be delayed beyond the Form 12b-25 extended due date of March 15, 2012.  The company continues to work diligently with its auditors to complete the audit and expects to file its 2011 Form 10-K and issue its financial statements by the week of April 16, 2012.  The company has also furnished selected unaudited 2011 financial information as part of this release which will also be furnished on a Form 8-K.

Net income as reported today in our selected financial information is less than that reported in our press release of February 27, 2012.  The difference is primarily attributable to the following non-cash items: an adjustment to deferred taxes related to the formation of the Fortune Creek Partnership, of which the possibility of such change was referenced on the company’s February 27, 2012 conference call by Phil Cook, Quicksilver’s CFO; and minor changes to DD&A and impairment.  These adjustments had no impact on adjusted net income per share for the quarter and year ended December 31, 2011 as previously reported.  The company is not presenting comparative 2010 financial information because management is evaluating a potential non-material, non-cash revision to the previously reported gain on sale of KGS, but which does not impact the timing of filing the Form 10-K.

Use of Non-GAAP Financial Measure

This news release and the accompanying schedules include the non-generally accepted accounting principles ("non-GAAP") financial measure of adjusted net income.  The accompanying schedules provides reconciliations of this non-GAAP financial measure to its most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  Our non-GAAP financial measure should not be considered as an alternative to GAAP measures such as net income or operating income or any other GAAP measure of liquidity or financial performance.

About Quicksilver Resources

Fort Worth, Texas-based Quicksilver Resources is a natural gas and crude oil exploration and production company engaged in the development and acquisition of long-lived, unconventional reservoirs, including coalbed methane and shale gas in North America.  The company has U.S. offices in Fort Worth, Texas; Glen Rose, Texas; Steamboat Springs, Colorado and Cut Bank, Montana.  Quicksilver’s Canadian subsidiary, Quicksilver Resources Canada Inc., is headquartered in Calgary, Alberta.  For more information about Quicksilver Resources, visit www.qrinc.com.

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Forward-Looking Statements
Certain statements contained in this press release and other materials we file with the SEC, or in other written or oral statements made or to be made by us, other than statements of historical fact, are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements give our current expectations or forecasts of future events.  Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements.  They can be affected by assumptions used or by known or unknown risks or uncertainties.  Consequently, no forward-looking statements can be guaranteed.  Actual results may vary materially.  You are cautioned not to place undue reliance on any forward-looking statements.  You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties.  Factors that could cause our actual results to differ material from the results contemplated by such forward-looking statements include:
changes in general economic conditions; fluctuations in natural gas, NGL and oil prices; failure or delays in achieving expected production from exploration and development projects; uncertainties inherent in estimates of natural gas, NGL and oil reserves and predicting natural gas, NGL and oil reservoir performance; effects of hedging natural gas, NGL and oil prices; fluctuations in the value of certain of our assets and liabilities; competitive conditions in our industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters, customers and counterparties; changes in the availability and cost of capital; delays in obtaining oilfield equipment and increases in drilling and other service costs; delays in construction of transportation pipelines and gathering, processing and treating facilities; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; the effects of existing and future laws and governmental regulations including environmental and climate change requirements; the effects of existing or future litigation; failure to or delays in completing Quicksilver’s proposed initial public offering of common units representing limited partner interests in a master limited partnership holding portions of our Barnett Shale assets; and additional factors described elsewhere in this press release.

This list of factors is not exhaustive, and new factors may emerge or changes to these factors may occur that would impact our business.  Additional information regarding these and other factors may be contained in our filings with the SEC, especially on Forms 10-K, 10-Q and 8-K.  All such risk factors are difficult to predict, and are subject to material uncertainties that may affect actual results and may be beyond our control.  The forward-looking statements included in this press release are made only as of the date of this press release, and we undertake no obligation to update any of these forward-looking statements to reflect subsequent events or circumstances except to the extent required by applicable law.

All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements.

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Investor & Media Contact:
John Hinton
(817) 665-4990

KWK 12-05

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QUICKSILVER RESOURCES INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
In thousands, except for per share data - Unaudited

	For the Three Months Ended	For the Twelve Months Ended
	December 31, 2011	December 31, 2011
Revenue:
Production	$ 194,473	$ 800,543
Sales of purchased natural gas	26,529	86,645
Other	5,095	59,435
Total revenue	226,097	946,623

Operating expense:
Lease operating	29,508	102,874
Gathering, processing and transportation	48,359	190,560
Production and ad valorem taxes	5,382	29,226
Costs of purchased natural gas	26,144	85,398
Other operating	229	557
Depletion, depreciation and accretion	60,902	225,763
Impairment	54,996	104,059
General and administrative	17,837	79,582
Total expense	243,357	818,019
Operating income (loss)	(17,260)	128,604
Income (loss) from earnings of BBEP	24,282	(8,439)
Other income - net	84,327	219,768
Interest expense	(43,901)	(186,024)
Income before income taxes	47,448	153,909
Income tax expense	(20,017)	(59,963)
Net income	$ 27,431	$ 93,946

Earnings per common share - basic	$ 0.16	$ 0.55

Earnings per common share - diluted	$ 0.16	$ 0.55

Basic weighted average shares outstanding	169,081	168,993

Diluted weighted average shares outstanding	169,409	169,735

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QUICKSILVER RESOURCES INC.
CONDENSED CONSOLIDATED BALANCE SHEET
   In thousands, except share data - Unaudited

December 31, 2011

ASSETS
Current assets
Cash	$ 13,146
Accounts receivable - net of allowance for doubtful accounts	95,282
Derivative assets at fair value	162,845
Other current assets	29,154
Total current assets	300,427

Property, plant and equipment - net
Oil and gas properties, full cost method (including unevaluated
costs of $433,341)	3,231,076
Other property and equipment	232, 443
Property, plant and equipment - net	3,463,519

Derivative assets at fair value	186,982
Other assets	50,534
$ 4,001,462
LIABILITIES AND EQUITY
Current liabilities
Current portion of long-term debt	$ 18
Accounts payable	142,672
Accrued liabilities	142,193
Derivative liabilities at fair value	4,028
Current deferred tax liability	45,262
Total current liabilities	334,173

Long-term debt	1,903,431

Partnership liability	122,913
Asset retirement obligations	85,568
Other liabilities	28,461
Deferred income taxes	261,097
Commitments and contingencies
Equity
Preferred stock, par value $0.01, 10,000,000 shares authorized, none outstanding	-
Common stock, $0.01 par value, 400,000,000 shares authorized;
176,980,483 shares issued	1,770
Additional paid in capital	737,015
Treasury stock of 5,379,702 shares	(46,351)
Accumulated other comprehensive income	214,858
Retained earnings	358,527
Total equity	1,265,819
$ 4,001,462

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QUICKSILVER RESOUCES INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
In thousands - Unaudited
For the Year Ended
December 31, 2011
Operating activities:
Net income	$ 93,946
Adjustments to reconcile net income to
net cash provided by operating activities:
Depletion, depreciation and accretion	225,763
Impairment expense	104,059
Deferred income tax expense	66,592
Non-cash gain from hedging and derivative activities	(54,780)
Stock-based compensation	20,862
Non-cash interest expense	16,510
Gain on disposition of BBEP units	(217,893)
Loss from BBEP in excess of cash distributions	28,269
Other	1,311
Changes in assets and liabilities:
Accounts receivable	(31,803)
Prepaid expenses and other assets	(6,017)
Accounts payable	(11,434)
Income taxes payable	(4,803)
Accrued and other liabilities	22,471
Net cash provided by operating activities	253,053

Investing activities:
Capital expenditures	(690,607)
Proceeds from sale of BBEP units	272,965
Proceeds from sales of property and equipment	4,163
Net cash used for investing activities	(413,479)

Financing activities:
Issuance of debt	855,822
Repayments of debt	(843,108)
Debt issuance costs paid	(12,506)
Partnership funds received	122,913
Proceeds from exercise of stock options	1,299
Purchase of treasury stock	(4,864)
Net cash provided by financing activities	119,556

Effect of exchange rate changes in cash	(921)

Net decrease in cash	(41,791)

Cash at beginning of period	54,937

Cash at end of period	$ 13,146

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QUICKSILVER RESOURCES INC.
RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME
In thousands, except per share data - Unaudited

	For the Three Months Ended December 31, 2011
	As Reported	Adjustments	Adjusted Net Income
Revenue:
Production	$ 194,473	$ -	$ 194,473
Sales of purchased natural gas	26,529	-	26,529
Other	5,095	-	5,095
Total revenue	226,097	-	226,097

Operating expense:
Lease operating	29,508	(1,708)	27,800
Gathering, processing and transportation	48,359	-	48,359
Production and ad valorem taxes	5,382	-	5,382
Costs of purchased natural gas	26,144	-	26,144
Other operating	229	-	229
Depletion, depreciation and accretion	60,902	-	60,902
Impairment	54,996	(54,996)	-
General and administrative	17,837	(446)	17,391
Total expense	243,357	(57,150)	186,207
Operating income	(17,260)	57,150	39,890
Income (loss) from earnings of BBEP	24,282	(23,571)	711
Other income (loss) - net	84,327	(84,646)	(319)
Interest expense	(43,901)	1,030	(42,871)
Income before income taxes	47,448	(50,037)	(2,589)
Income tax expense	(20,017)	22,235	2,218
Net income	$ 27,431	$ (27,802)	$ (371)

Earnings per common share - diluted	$ 0.16		$ 0.00
Diluted weighted average shares outstanding	169,409		169,409

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QUICKSILVER RESOURCES INC.
RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME
In thousands, except per share data - Unaudited

	For the Twelve Months Ended December 31, 2011
	As Reported	Adjustments	Adjusted Net Income
Revenue:
Production	$ 800,543	$ -	$ 800,543
Sales of purchased natural gas	86,645	-	86,645
Other	59,435	(48,852)	10,583
Total revenue	946,623	(48,852)	897,771

Operating expense:
Lease operating	102,874	(1,708)	101,166
Gathering, processing and transportation	190,560	-	190,560
Production and ad valorem taxes	29,226	-	29,226
Costs of purchased natural gas	85,398	-	85,398
Other operating	557	-	557
Depletion, depreciation and accretion	225,763	-	225,763
Impairment	104,059	(104,059)	-
General and administrative	79,582	(13,478)	66,104
Total expense	818,019	(119,245)	698,774
Operating income	128,604	70,393	198,997
Income (loss) from earnings of BBEP	(8,439)	19,324	10,885
Other income - net	219,768	(217,893)	1,875
Interest expense	(186,024)	4,990	(181,034)
Income before income taxes	153,909	(123,186)	30,723
Income tax expense	(59,963)	49,666	(10,297)
Net income	$ 93,946	$ (73,520)	$ 20,426

Earnings per common share - diluted	$ 0.55		$ 0.12
Diluted weighted average shares outstanding	169,735		169,735

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QUICKSILVER RESOURCES INC.
Unaudited Selected Operating Results

	Three Months Ended	Twelve Months Ended
	December 31, 2011	December 31, 2011
Average Daily Production:
Natural Gas (MMcfd)	336.6	335.1
NGL (Bbld)	11,892	12,147
Oil (Bbld)	759	748
Total (MMcfed)	412.5	412.5

Average Realized Prices, including hedging:
Natural Gas (per Mcf)	$ 4.73	$ 4.95
NGL (per Bbl)	$ 38.50	$ 38.63
Oil (per Bbl)	$ 85.55	$ 88.15
Total (Mcfe)	$ 5.12	$ 5.32

Expense per Mcfe:
Lease operating expense:
Cash expense	$ 0.76	$ 0.67
Equity compensation	0.02	0.01
Total lease operating expense:	$ 0.78	$ 0.68

Gathering, processing and transportation expense	$ 1.27	$ 1.27

Production and ad valorem taxes	$ 0.14	$ 0.19

Depletion, depreciation and accretion	$ 1.60	$ 1.50

General and administrative expense:
Cash expense	$ 0.33	$ 0.31
Strategic transactions and settlements	0.01	0.09
Equity compensation	0.13	0.13
Total general and administrative expense	$ 0.47	$ 0.53

Interest expense:
Cash expense on debt outstanding	$ 1.13	$ 1.15
Fees and premiums	-	0.02
Non-cash interest	0.09	0.12
Capitalized interest	(0.06)	(0.05)
Total interest expense	$ 1.16	$ 1.24

QUICKSILVER RESOURCES INC.
Production, on a million cubic feet of natural gas equivalent (MMcfe)
	Three Months Ended	Twelve Months Ended
	December 31, 2011	December 31, 2011

Barnett Shale	338.0	336.6
Other U.S.	3.3	3.3
Total U.S.	341.3	339.9
Horseshoe Canyon	58.5	58.5
Horn River	12.7	14.1
Total Canada	71.2	72.6
Total Company	412.5	412.5

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